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                                 AMENDMENT NO. 1
                                       TO
                           TRADEMARK LICENSE AGREEMENT

         Amendment No. 1 , dated as of ____________, 1999, between BOL.Global, Inc., a Delaware corporation having an office located at 1540 Broadway, New York, New York 10036 ("Licensor"), and barnesandnoble.com llc, a Delaware limited liability company having an office located at 76 Ninth Avenue, 11th Floor, New York, New York 10011 ("Licensee"), amending that certain Trademark License Agreement dated as of October 31, 1998, by and between Licensor and Licensee (the "Original Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  WHEREAS, Licensor and Licensee, having previously entered into the Original Agreement, wish to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments to Original Agreement.

                           (a) Section 1 of the Original Agreement is hereby
amended by adding the phrase "as the same may be amended, modified or supplemented from time to time," immediately before the words "the "LLC Agreement" in the fourth line thereof.

                           (b) The phrase "USO Managers" in Section 1 of the
Original Agreement is hereby deleted and replaced by the phrase "USO Directors".

                           (c) Section 2(a) of the Original Agreement is hereby
deleted and replaced in its entirety by the following language:

                  "2. Term; Effects of Termination. (a) The term of this Agreement (the "Term") shall commence on the date hereof and shall continue until terminated as provided herein. Licensor may terminate this Agreement, on prior written notice to Licensee: (i) if Licensee is in default of the terms of this Agreement and such default continues for more than thirty (30) days after written notice thereof to Licensee; or (ii) if Licensee files a petition in bankruptcy or is adjudicated a bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law, or if Licensee discontinues or dissolves its business or if a receiver is appointed for Licensee or for Licensee's business and such receiver is not discharged within 30 days."


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                  2. Original Agreement in Full Force and Effect. Except as
herein expressly amended, all of the provisions of the Original Agreement remain unchanged and in full force and effect.

                  3. References in Original Agreement. From and after the date hereof, all references in the Original Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Original Agreement as amended by this Amendment.

                  4. Governing Law. This Amendment shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

                  5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                       BOL.GLOBAL, INC.



                                       By:
                                          ---------------------------
                                             Name:
                                             Title:

                                       barnesandnoble.com llc



                                       By:
                                          ---------------------------
                                             Name:
                                             Title:







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